SUPPLEMENT TO THE PROSPECTUS OF

EVERGREEN BALANCED FUNDS

I.                Evergreen Balanced Fund (the "Fund")

                Effective immediately, the third sentence in the second paragraph of the section entitled “INVESTMENT STRATEGY” in the Fund’s prospectus is replaced with the following:

                As of December 31, 2005, the S&P 500 Index had a market capitalization range of approximately $753 million to $367 billion.

April 12, 2007	579331 (4/07)